                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

--------------------------------------------------------------------------------

                             ASIAN EQUITY PORTFOLIO

                                 ANNUAL REPORT
                               DECEMBER 31, 1998

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                             ASIAN EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW
COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1998)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

China             0.3%
Hong Kong        37.4%
Indonesia         1.7%
Korea            16.1%
Malaysia          3.7%
Pakistan          0.3%
Philippines       4.0%
Singapore        14.3%
Taiwan           16.9%
Thailand          3.6%
Other             1.7%

TOP FIVE HOLDINGS
                                                         PERCENT OF
SECURITY                                     COUNTRY     NET ASSETS
----------------------------------------  -------------  ----------
Samsung Electronics Co.                       Korea          5.0   %
Sun Hung Kai Properties Ltd.                Hong Kong        4.8   %
Hutchison Whampoa Ltd.                      Hong Kong        4.5   %
Hon Hai Precision Industry                   Taiwan          3.7   %
HSBC Holdings plc                           Hong Kong        3.5   %

TOP FIVE SECTORS
                                          VALUE   PERCENT OF
INDUSTRY                                  (000)   NET ASSETS
----------------------------------------  ------  ----------
Finance                                   $2,643     21.1   %
Technology                                 1,867     14.9   %
Capital Equipment                          1,652     13.2   %
Services                                   1,342     10.7   %
Consumer Products                          1,324     10.6   %

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) ALL-COUNTRY FAR EAST FREE EX-JAPAN INDEX(1)
------------------------------------

                            TOTAL RETURNS(2)
                      ----------------------------
                                   AVERAGE ANNUAL
                         ONE           SINCE
                         YEAR       INCEPTION(3)
                      ----------  ----------------
PORTFOLIO...........      -6.45%        -29.43%
INDEX...............      -7.39%        -31.71%

1. The MSCI All-Country Far East Free ex-Japan Index is an unmanaged index of common stocks and includes Indonesia, Hong Kong, Malaysia, the Philippines, Korea, Singapore, Taiwan and Thailand (includes dividends).
2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.
3. Commenced operations on March 3, 1997.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
COMPARISON OF THE CHANGE IN VALUE OF A
$10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                       MSCI COMBINED FAR EAST
                                   ASIAN EQUITY
                                     PORTFOLIO         FREE EX-JAPAN INDEX(1)
3/3/1997                                     $10,000                    $10,000
12/31/1997                                    $5,648                     $5,373
12/31/1998                                    $5,284                     $4,976
*Commencement of operations

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.
CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE AS MEASURED BY THE MSCI ALL-COUNTRY FAR EAST FREE EX-JAPAN INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The investment objective of the Asian Equity Portfolio is to seek long-term capital appreciation by investing primarily in equity securities of Asian issuers (excluding Japan). The Portfolio intends to invest in equity securities that are traded on recognized stock exchanges of countries in Asia and in equity securities of companies organized under the laws of an Asian country whose business is conducted principally in Asia.

For the year ended December 31, 1998, the Portfolio had a total return of -6.45% compared to -7.39% for the Morgan Stanley Capital International (MSCI) All-Country Far East Free ex-Japan Index (the "Index"). For the period from inception on March 3, 1997 to December 31, 1998, the Portfolio had an average annual total return of -29.43% compared to -31.71% for the Index.

The Portfolio underperformed the Index during the fourth quarter, with a total return of 26.30% compared to 40.18% for the Index. Key contributors to the weak relative performance during the fourth quarter were overweight positions in Taiwan and utilities stocks and underweight positions in banking and property stocks. This portfolio mix had contributed to relative out-performance in the second and third quarters. A combination of domestic and global factors has contributed to the

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                             ASIAN EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW   (CONT.)

recovery in Asian stock markets including domestic monetary and fiscal policy easing, improved domestic liquidity from current account surpluses, U.S. and European interest rate cuts, corporate restructuring and currency strengthening relative to the U.S. dollar.

The IMF crisis countries of South Korea, Thailand and Indonesia led the fourth quarter rally just as they had led the downturn in late 1997. The much-maligned IMF programs, based on tight monetary and fiscal policy, created significant contractions in domestic consumption and investment. These contractions led to a swing from current account deficits to current account surpluses, which stabilized and then strengthened the currencies. Currency strength allowed the governments to relax monetary and fiscal policy early in the third quarter with IMF approval. By September, data began to emerge suggesting that industrial production and some categories of consumption had bottomed in Korea and Thailand. Interest rates have fallen dramatically, due to easier monetary policy and falling inflationary expectations. For example, interest rates fell from over 30% at the peak in Korea to 7% today; interest rate declines encouraged domestic investors to return to the equity markets, pushing stocks up. In 1999, easier monetary policy should stimulate some improvement in domestic consumption as well.

Banking sector reform and recapitalization will be critical to the resumption of strong growth across Asia because banks remain the key financial intermediaries in most countries. Korea has taken the lead in addressing its banking problems. Korea's program includes forced mergers of troubled banks, the use of government funds to recapitalize failed banks and purchasing non-performing assets from failed banks and liquidating these assets. Korea has also benefited from the presence of one of Asia's few domestic bond markets, which has helped to keep financing available even while the heavy bank reform work was underway. Thailand has also designed a good recapitalization program although there have been some disappointments in its implementation. One of the key elements of the banking package, enhanced foreclosure laws, was delayed until mid-1999. The Indonesian program has been designed, but due to the greater scale of the banking problems in Indonesia, will take longer to implement. Bank recapitalization will allow the restructuring efforts to move onto the next phase, corporate level debt restructuring. These initiatives will require some debt forgiveness and insolvent banks were in no position to take the required write-downs.

Hong Kong performed well during the fourth quarter but lagged the overall Index. Hong Kong's equity market is particularly sensitive to interest rate movements due to its heavy weighting of property and financial stocks. Interest rate cuts in the U.S. and Hong Kong during September and October were very supportive to the market. In addition, the Hong Kong Monetary Authority purchased approximately 25% of the free float of most major stocks during its August market intervention. This technical condition probably exaggerated the market's move upwards when interest rates began to fall. Due to Hong Kong's decision to maintain its currency peg to the U.S. dollar even as its neighbors devalued, companies in Hong Kong have been forced to cut costs to remain competitive. The resulting deflationary conditions have prevented real interest rates from falling very far in Hong Kong; cuts in nominal interest rates have been matched by a fall into outright deflation. The territory has not experienced real interest rates at these levels for an extended period of time over the last few decades and this should delay economic recovery and limit stock market gains. Although we expect further reductions in nominal and real rates in 1999, the scope for significant declines are limited given the U.S. dollar peg and deflation. Revenue growth will be hard to come by in 1999 and much of the earnings growth will be generated from comparisons with 1998 earnings which include heavy non-recurring provisions. In addition, the HKMA must design a program for the disposition of its extensive stock holdings. For these reasons, we entered 1999 underweight Hong Kong equities.

China was the worst performing East Asian market in 1998. This underperformance reflects the weakness of most of the listed Chinese companies as well as the challenging economic conditions within China. The Chinese economy is currently experiencing persistent deflation, oversupply of most manufactured goods, slowing exports, high real interest rates and bank asset quality problems. The Chinese government has attempted to deal with these issues through a massive government-funded infrastructure program. This program helped gross domestic product growth approach the government's target for 1998 but did not flow through into corporate earnings and equity performance. The Chinese have begun to grapple with external debt problems recently, as well. We expect the Chinese government will shift from infrastructure spending to real reform as 1999 progresses. Some interesting values are starting to emerge among the Chinese companies but earnings visibility remains poor and the flow of news will likely be negative in the first half of the year.

We have maintained an overweight position in the technology sector in 1998. These positions primarily consist of electronics companies in Taiwan, Korea and Singapore. These stocks were more influenced by their local markets during the fourth quarter than by individual company fundamentals. The Korean companies outperformed the regional index during the quarter while the Taiwanese underperformed along with Taiwan. Overall, the group underperformed during the quarter but outperformed for the

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                             ASIAN EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW   (CONT.)

year. These positions are the result of bottom-up work at the individual company level. Given the quality of management, market positions, financial condition and growth prospects of the portfolio of electronics stocks we hold, we believe they could outperform again in 1999.

Malaysia's decision to implement capital controls in early September led to its removal from the MSCI free indexes in late November. Shifting securities regulations have severely limited the ability of most foreign investors to trade over the past few months. We have a portfolio of sound, primarily consumer-oriented stocks in Malaysia. The Malaysian government has signaled that it is studying various proposals to lift the capital controls. We expect some movement on this during the first half of 1999. We will reexamine our weighting in Malaysia when the Malaysian authorities introduce their new rules.

Several themes we expect to drive equity performance in 1999 include modest improvements in domestic consumption in most economies, disinflation in some countries and deflation in others and the ability of companies to enhance their own performance through corporate restructuring. Restructurings broadly include debt restructuring, divestitures, sales of strategic stakes to multinationals, business unit shutdowns, mergers or staff downsizing. We have seen all of the above announced in various forms in 1998. The markets have clearly rewarded companies that adopt Western style restructuring with a focus on enhancing shareholder value. During 1999, we will be monitoring the progress of the restructurings announced in 1998 and searching for management teams with the vision and ability to improve returns to shareholders going forward.

Several risk factors we will be monitoring in 1999 include the performance of the Japanese economy, the large supply of new offerings and capital raisings we expect to see in Asia and growth in the developed economies that are the primary markets for Asian exports. Upside surprises could include successful bank recapitalization and economic recovery in Japan and stronger than expected import demand from the U.S. and Europe.

During 1998, we constructed a fairly defensive portfolio emphasizing consumer and technology companies and utilities while limiting our exposure to banks and properties. During the fourth quarter, we increased our exposure to banks and properties but, as performance reflects, we remained underweight these sectors. In 1999, we are focusing more of our research time and company visits on companies that have the ability to implement sound restructuring programs or are sensitive to recoveries in domestic consumption. We do not believe that all of Asia's economic problems have been solved but the trends have certainly improved.

January 1999

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                             ASIAN EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS
                               DECEMBER 31, 1998

                                                                  VALUE
  SHARES                                                          (000)
-----------------------------------------------------------------------

COMMON STOCKS (98.1%)
  CHINA (0.3%)
 (a)92,000   Hengan International Group Co., Ltd..............  $    33
                                                                -------
  HONG KONG (37.4%)
    39,000   Cheung Kong Holdings Ltd.........................      281
   114,000   China Telecom (Hong Kong)........................      197
    77,000   CLP Holdings Ltd.................................      384
   158,000   Dairy Farm International Holdings Ltd............      182
   200,120   Hong Kong & China Gas Co., Ltd...................      254
    84,500   Hong Kong Electric Holdings Ltd..................      256
   164,400   Hong Kong Telecommunications Ltd.................      288
    17,600   HSBC Holdings plc................................      439
    80,400   Hutchison Whampoa Ltd............................      568
   102,000   Li & Fung Ltd....................................      211
    77,000   New World Development Co., Ltd...................      194
    59,000   SmarTone Telecommunications Holdings Ltd.........      164
    82,000   Sun Hung Kai Properties Ltd......................      598
    74,000   Swire Pacific Ltd., Class A......................      331
    95,000   Television Broadcasts Ltd........................      245
    19,000   VTech Holdings Ltd...............................       83
                                                                -------
                                                                  4,675
                                                                -------
  INDONESIA (1.7%)
    40,000   Gudang Garam.....................................       58
  (a)8,500   PT Bat Indonesia.................................       15
    15,500   PT Semen Gresik..................................       16
    34,500   Unilever Indonesia...............................      129
                                                                -------
                                                                    218
                                                                -------
  KOREA (15.9%)
     1,720   Hankuk Glass Industry Co., Ltd...................       36
    11,190   Korea Electric Power Corp........................      277
     3,710   Nong Shim Co., Ltd...............................      213
  (d)3,240   Pohang Iron & Steel Co., Ltd.....................      205
     5,100   Pohang Iron & Steel Co., Ltd. ADR................       86
       931   S1 Corp..........................................      174
     3,900   Samsung Electro-Mechanics Co.....................       84
     9,323   Samsung Electronics Co...........................      625
   (a,e)78   Samsung Electronics Co. GDR......................        3
       520   Samsung Fire & Marine Insurance..................      195
    (d)120   SK Telecom Co., Ltd..............................       91
                                                                -------
                                                                  1,989
                                                                -------
  MALAYSIA (3.7%)
  (d)7,000   Amway (Malaysia) Holdings Bhd....................       10
 (d)46,000   Carlsberg Brewery Malaysia Bhd...................       92
 (d)79,000   Guiness Anchor Bhd...............................       56
 (d)53,000   Hap Seng Consolidated Bhd........................       24
 (d)17,000   Nestle (Malaysia) Bhd............................       48
 (d)76,000   R.J. Reynolds Bhd................................       60
 (d)19,000   Rothmans of Pall Mall (Malaysia) Bhd.............       78
 (d)51,000   Telekom Malaysia Bhd.............................       94
                                                                -------
                                                                    462
                                                                -------
  PAKISTAN (0.3%)
    (d)167   Lever Brothers Pakistan Ltd......................        2
 (d)11,700   Shell Pakistan Ltd...............................       34
                                                                -------
                                                                     36
                                                                -------

                                                                  VALUE
  SHARES                                                          (000)
-----------------------------------------------------------------------
  PHILIPPINES (4.0%)
    26,300   Bank of the Phillipine Islands...................  $    56
(a)137,450   La Tondena Distillers, Inc.......................      109
     3,790   Manila Electric Co., Class B.....................       12
(a)446,700   Music Corp.......................................       37
    75,550   San Miguel Corp., Class B........................      146
   722,960   SM Prime Holdings, Inc...........................      137
                                                                -------
                                                                    497
                                                                -------
  SINGAPORE (14.3%)
    53,000   City Development Ltd.............................      230
    88,000   Natsteel Electronics Ltd.........................      224
    21,000   Oversea-Chinese Banking Corp. (Foreign)..........      142
     8,000   Rothmans Industries Ltd..........................       48
    30,000   Singapore Airlines Ltd. (Foreign)................      220
 (a)13,900   Singapore Press Holdings Ltd.....................      151
   174,000   Singapore Technologies Engineering Ltd...........      162
    44,000   United Overseas Bank Ltd. (Foreign)..............      283
    83,000   Venture Manufacturing (Singapore) Ltd............      317
    14,000   Want Want Holdings Ltd...........................       17
                                                                -------
                                                                  1,794
                                                                -------
  TAIWAN (16.9%)
 (a)12,816   Asustek Computer, Inc............................      120
  (a)9,026   Asustek Computer, Inc. GDR.......................       79
    37,000   Cathay Life Insurance Co., Ltd...................      119
 (a)33,050   China Development Corp...........................       61
 (a)76,561   Compal Electronics, Inc..........................      250
 (a)29,340   Compeq Manufacturing Co., Ltd....................      192
   309,842   Far Eastern Textile Ltd..........................      253
 (a)82,800   Hon Hai Precision Industry.......................      458
(a,d)31,500  Kuoyang Construction.............................        7
    41,000   President Chain Store Corp.......................      129
(a)102,552   Siliconware Precision Industries Co..............      181
(a)117,200   Taiwan Semiconductor Manufacturing Co............      258
                                                                -------
                                                                  2,107
                                                                -------
  THAILAND (3.6%)
     6,200   Advanced Info Service PCL (Foreign)..............       37
 (d)40,900   BEC World PCL (Foreign)..........................      225
     9,900   Delta Electronics (Thailand) PCL (Foreign).......       52
  (a)4,000   PTT Exploration & Production PCL (Foreign).......       28
 (a)61,700   Thai Farmers Bank PCL (Foreign)..................      109
                                                                -------
                                                                    451
                                                                -------
TOTAL COMMON STOCKS (COST $11,336)............................   12,262
                                                                -------

  NO. OF
  RIGHTS
----------

RIGHTS (0.2%)
  KOREA (0.2%)
  (a,d)158   Samsung Fire & Marine Insurance Co...............       30
                                                                -------
  TAIWAN (0.0%)
(a,d)93,561  Compal Electronics, Inc..........................       --
                                                                -------
TOTAL RIGHTS (COST $0)........................................       30
                                                                -------
TOTAL FOREIGN SECURITIES (98.3%) (COST $11,336)...............   12,292
                                                                -------

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                             ASIAN EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                               DECEMBER 31, 1998

   FACE
  AMOUNT                                                         AMOUNT
  (000)                                                           (000)
-----------------------------------------------------------------------

FOREIGN CURRENCY (1.6%)
 HKD    73   Hong Kong Dollar.................................  $    9
IDR 20,038   Indonesian Rupiah................................       3
MYR (d)570   Malaysian Ringgit................................     105
PKR (d)240   Pakistani Rupee..................................       4
PHP      1   Phillipines Peso.................................      --
SGD     40   Singapore Dollar.................................      25
TWD  1,770   Taiwan Dollar....................................      55
 KRW    79   South Korean Won.................................      --
                                                                -------
TOTAL FOREIGN CURRENCY (COST $201)............................     201
                                                                -------
TOTAL INVESTMENTS (99.9%) (COST $11,537)......................  12,493
                                                                -------
OTHER ASSETS (1.8%)
  Cash...........................................  $  122
  Receivable for Investments Sold................      41
  Receivable for Portfolio Shares Sold...........      21
  Due from Adviser...............................      24
  Dividends Receivable...........................       6
  Foreign Withholding Tax Reclaim Receivable.....       1
  Other Assets...................................       9       224
                                                   ------
LIABILITIES (-1.7%)
  Payable for Portfolio Shares Redeemed..........    (140)
  Professional Fees Payable......................     (27)
  Custodian Fees Payable.........................     (19)
  Payable for Investments Purchased..............     (15)
  Administrative Fees Payable....................      (3)
  Payable for Foreign Taxes......................      (3)
  Other Liabilities..............................      (6)     (213)
                                                   ------   --------
NET ASSETS (100%)........................................   $12,504
                                                            --------
                                                            --------
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
Applicable to 2,390,941 outstanding $0.001 par value
  shares (authorized 500,000,000 shares).................   $  5.23
                                                            --------
                                                            --------
NET ASSETS CONSIST OF:
Paid in Capital..........................................   $18,612
Undistributed Net Investment Income......................         1
Accumulated Net Realized Loss............................    (7,062)
Unrealized Appreciation on Investments and Foreign
  Currency Translations (Net of foreign taxes of $3).....       953
                                                            --------
NET ASSETS...............................................   $12,504
                                                            --------
                                                            --------

---------------

(a)   --  Non-income producing security
(d)   --  Securities (totaling $1,165 or 9.3% of net assets at December 31,
          1998) were valued at fair value--See Note A-1 to financial statements.
(e)   --  144A Security-certain conditions for public sale may exist.
ADR   --  American Depositary Receipt
GDR   --  Global Depositary Receipt
PCL   --  Public Company Limited

---------------
At December 31, 1998, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments (excluding foreign currency) of the Portfolio were:

                                                  NET
  COST     APPRECIATION   (DEPRECIATION)     APPRECIATION
  (000)        (000)           (000)             (000)
---------  -------------  ---------------  -----------------
$  11,560    $   1,858       $  (1,126)        $     732

---------------

For the year ended December 31, 1998, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $14,404,543 and $12,921,517 respectively. There were no purchases and sales of U.S. Government securities for the year ended December 31, 1998.
---------------

At December 31, 1998, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, through December 31, 2006 of approximately $6,486,000. To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the period from November 1, 1998 to December 31, 1998, the Portfolio incurred and elected to defer until January 1, 1999, for U.S. Federal income tax purposes, net capital losses of approximately $353,000.

            SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION
                                  (UNAUDITED)

                                                     % OF
                                           VALUE      NET
SECTOR DIVERSIFICATION                     (000)    ASSETS
----------------------------------------  -------  ---------
Capital Equipment.......................  $ 1,652      13.2%
Capital Goods...........................      871       7.0
Consumer Products.......................    1,324      10.6
Consumer Staples........................      488       3.9
Multi-Industry..........................      900       7.2
Energy..................................      862       6.9
Finance.................................    2,643      21.1
Materials...............................      343       2.8
Technology..............................    1,867      14.9
Services................................    1,342      10.7
                                          -------       ---
Total Foreign Securities................  $12,292      98.3%
                                          -------       ---
                                          -------       ---

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                             ASIAN EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS

                                                                                        YEAR ENDED
                                                                                 DECEMBER 31, 1998
                                                                                             (000)
--------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends                                                                               $    242
  Interest                                                                                      48
  Less: Foreign Taxes Withheld                                                                 (18)
                                                                                           -------
    Total Income                                                                               272
                                                                                           -------
EXPENSES:
  Investment Advisory Fees                                                                      93
  Less: Fees Waived                                                                            (93)
                                                                                           -------
  Net Investment Advisory Fees                                                                  --
  Custodian Fees                                                                               114
  Administrative Fees                                                                           38
  Shareholder Reports                                                                           37
  Professional Fees                                                                             34
  Directors' Fees and Expenses                                                                   1
  Other                                                                                          7
  Expenses Reimbursed by Adviser                                                               (91)
                                                                                           -------
    Net Expenses                                                                               140
                                                                                           -------
Net Investment Income                                                                          132
                                                                                           -------
NET REALIZED LOSS ON:
  Investments Sold                                                                          (4,610)
  Foreign Currency Transactions                                                                (99)
                                                                                           -------
    Net Realized Loss                                                                       (4,709)
                                                                                           -------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments (Net of foreign taxes of $3 on unrealized appreciation)                        3,796
  Foreign Currency Translations                                                                 (7)
                                                                                           -------
    Change in Unrealized Appreciation/Depreciation                                           3,789
                                                                                           -------
Net Realized Loss and Change in Unrealized Appreciation/Depreciation                          (920)
                                                                                           -------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                      $   (788)
                                                                                           -------
                                                                                           -------

--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                   PERIOD FROM
                                                               YEAR ENDED    MARCH 3, 1997* TO
                                                        DECEMBER 31, 1998    DECEMBER 31, 1997
                                                                    (000)                (000)
----------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                         $     132             $     27
  Net Realized Loss                                                (4,709)              (2,392)
  Change in Unrealized Appreciation/Depreciation                    3,789               (2,836)
                                                                 --------              -------
  Net Decrease in Net Assets Resulting from
    Operations                                                       (788)              (5,201)
                                                                 --------              -------
DISTRIBUTIONS:
  Net Investment Income                                              (103)                 (16)
                                                                 --------              -------
CAPITAL SHARE TRANSACTIONS (1):
 Subscribed                                                        13,610               18,447
 Distributions Reinvested                                              62                    9
 Redeemed                                                         (12,848)                (668)
                                                                 --------              -------
 Net Increase in Net Assets Resulting from Capital
   Share Transactions                                                 824               17,788
                                                                 --------              -------
 Total Increase (Decrease) in Net Assets                              (67)              12,571
NET ASSETS:
  Beginning of Period                                              12,571                   --
                                                                 --------              -------
  End of Period (Including undistributed net
    investment income of $1 and $73, respectively)              $  12,504             $ 12,571
                                                                 --------              -------
                                                                 --------              -------
----------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
      Shares Subscribed                                             2,849                2,333
      Shares Issued on Distributions Reinvested                        13                    2
      Shares Redeemed                                              (2,701)                (105)
                                                                 --------              -------
    Net Increase in Capital Shares Outstanding                        161                2,230
                                                                 --------              -------
                                                                 --------              -------
----------------------------------------------------------------------------------------------

* Commencement of operations

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                             ASIAN EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

                                                                                        PERIOD FROM
                                                               YEAR ENDED            MARCH 3, 1997*
SELECTED PER SHARE DATA AND RATIOS                      DECEMBER 31, 1998      TO DECEMBER 31, 1997
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $  5.64                  $ 10.00
                                                            -------                  -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                        0.05                     0.01
  Net Realized and Unrealized Loss                            (0.42)                   (4.36)
                                                            -------                  -------
  Total From Investment Operations                            (0.37)                   (4.35)
                                                            -------                  -------
DISTRIBUTIONS
  Net Investment Income                                       (0.04)                   (0.01)
                                                            -------                  -------
NET ASSET VALUE, END OF PERIOD                              $  5.23                  $  5.64
                                                            -------                  -------
                                                            -------                  -------
TOTAL RETURN                                                  (6.45)%                 (43.52)%
                                                            -------                  -------
                                                            -------                  -------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                           $12,504                  $12,571
Ratio of Expenses to Average Net Assets                        1.21%                    1.35%**
Ratio of Expenses to Average Net Assets Excluding
  Interest Expense and Foreign Tax Expense                     1.20%                    1.20%**
Ratio of Net Investment Income to Average Net
  Assets                                                       1.14%                    0.32%**
Portfolio Turnover Rate                                         121%                     130%
---------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the
  Period:
  Per Share Benefit to Net Investment Income                $  0.07                  $  0.07
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                               2.80%                    3.10%**
  Net Investment Loss to Average Net Assets                   (0.45)%                  (1.43)%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1998

--------------------------------------------------------------------------------

Morgan Stanley Universal Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Effective January 6, 1999, the Fund's name changed to the Morgan Stanley Dean Witter Universal Funds, Inc. As of December 31, 1998, the Fund was comprised of eleven separate active portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). An additional Portfolio, the Money Market Portfolio, commenced operations on January 5, 1999.

The accompanying financial statements relate to the Asian Equity Portfolio. Please refer to the Investment Overview for the Portfolio's investment objectives.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service are determined without regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

A Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

    - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                               DECEMBER 31, 1998

--------------------------------------------------------------------------------

portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Statement of Net Assets) may be created and offered for investment. The "local" and "foreign" shares' market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities are identified as fair valued in the Statement of Net Assets.

The investment techniques of the Fund described in the following notes (5-11) are applicable to certain, but not all, of the Portfolios of the Fund.

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates and, in certain situations, to gain exposure to foreign currencies. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: Certain Portfolios may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place up to 120 days after the date of the transaction. Additionally, a Portfolio may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery. When a Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, it establishes either a segregated account in which it maintains liquid assets in an amount at least equal in value to the Portfolio's commitments to purchase such securities or designates such assets as segregated on the custodian's records for the Portfolio's regular custody account. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7. LOAN AGREEMENTS: Certain Portfolios may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. A Portfolio's investments in Loans may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties. A Portfolio's investment in Participations typically results in the Portfolio having a contractual relationship with only the Lender and not with the borrower. A Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only upon receipt by the Lender of the payments from the borrower. A Portfolio generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. When a Portfolio purchases Assignments from Lenders, it typically acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                               DECEMBER 31, 1998

--------------------------------------------------------------------------------

8. SHORT SALES: Certain Portfolios may sell securities short. A short sale is a transaction in which the Portfolio sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Portfolio is obligated to replace the borrowed securities at the market price at the time of replacement. The Portfolio may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. The Portfolio's obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Portfolio will either designate on the custodian records in its regular custody account or place in a segregated account with its Custodian an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold and
(2) any cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale. Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchased securities cannot exceed the total amount invested.

9. FUTURES: Certain Portfolios may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations.

Certain Portfolios may use futures contracts in order to manage its exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

10. SWAP AGREEMENTS: Certain Portfolios may enter into swap agreements to exchange one return or cash flow for another return or cash flow in order to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. The following summarizes swaps which may be entered into by the Portfolio:

INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period are recorded as realized gains or losses in the Statement of Operations. Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations.

Because there is no organized market for these swap agreements, the value of open swaps reported in the Statement of Net Assets may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

11. PURCHASED AND WRITTEN OPTIONS: Certain Portfolios may write covered call and put options on portfolio securities and other financial instruments. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. By writing a covered call option, a Portfolio, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. By writing a

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                               DECEMBER 31, 1998

--------------------------------------------------------------------------------

covered put option, a Portfolio, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security below the exercise price.

Certain Portfolios may purchase call and put options on their portfolio securities or other financial instruments. A Portfolio may purchase call options to protect against an increase in the price of the security or financial instrument it anticipates purchasing. Each Portfolio may purchase put options on securities which it holds or other financial instruments to protect against a decline in the value of the security or financial instrument or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of options relating to the securities purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

12. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-distribution date.

The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and foreign currency exchange contracts, the timing of the deductibility of certain foreign taxes and dividends received from real estate investment trusts.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income
(loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income/accumulated net investment loss for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, including Russia, ownership of shares is defined according to entries in the issuer's share register. In Russia, there currently exists no central registration system and the share registrars may not be subject to effective state supervision. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. ADVISER: Morgan Stanley Dean Witter Investment Management Inc. ("MSDW Investment Management"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                      FROM            MORE
     FIRST        $500 MILLION        THAN
 $500 MILLION     TO $1 BILLION    $1 BILLION
---------------  ---------------  -------------
       0.80%            0.75%           0.70%

MSDW Investment Management has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.20%.

C. ADMINISTRATOR: MSDW Investment Management (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), CGFSC provides certain administrative services to the Fund. For such services, the Administrator pays CGFSC a portion of the fee the Administrator receives from the Fund. Certain employees of CGFSC are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIAN: The Chase Manhattan Bank and its affiliates serve as custodian for the Fund. The Fund's assets held outside the United States have been held by Morgan Stanley Trust Company ("MSTC"), which was an affiliate of the Adviser prior to October 1, 1998. On October 1, 1998, MSTC was acquired by the Chase Manhattan Bank. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity, and account maintenance fee, plus reimbursement for certain out-of-pocket expenses. Through September 30, 1998, the Fund

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                               DECEMBER 31, 1998

--------------------------------------------------------------------------------

paid MSTC fees of approximately $74,000. Through September 30, 1998, the Portfolio incurred custody fees with MSTC of approximately $1,000.

E. OTHER: During the year ended December 31, 1998, the Portfolio paid brokerage commissions to Morgan Stanley & Co., an affiliated broker/dealer, of approximately $3,000.

At December 31, 1998, the net assets of certain Portfolios were substantially comprised of foreign denominated securities and currency. Changes in foreign currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

From time to time, a Portfolio has shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Morgan Stanley Dean Witter Universal Funds, Inc.
(formerly Morgan Stanley Universal Funds, Inc.)--
Asian Equity Portfolio

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Universal Funds, Inc.--Asian Equity Portfolio (hereafter referred to as the "Fund") at December 31, 1998, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period March 3, 1997 (commencement of operations) through December 31, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
February 8, 1999

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

--------------------------------------------------------------------------------

DIRECTORS

Barton M. Biggs
CHAIRMAN OF THE BOARD
 Chairman and Director, Morgan Stanley Dean Witter
 Investment Management Inc. and Morgan Stanley
 Dean Witter Investment Management Limited;
 Managing Director, Morgan Stanley & Co. Incorporated

Michael F. Klein
DIRECTOR AND PRESIDENT
 Principal, Morgan Stanley Dean Witter Investment
 Management Inc. and Morgan Stanley & Co. Incorporated

John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.

Gerard E. Jones
Partner, Richards & O'Neil LLP

Andrew McNally IV
River Road Partners

Samuel T. Reeves
Chairman of the Board and CEO,
Pinacle L.L.C.

Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Plastics Corporation

Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin & Boehm, P.C.

INVESTMENT ADVISERS AND ADMINISTRATORS

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR

Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, NY 10020

CUSTODIAN

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, NY 11245

OFFICERS

Stefanie V. Chang

VICE PRESIDENT

James A. Gallo

VICE PRESIDENT

Harold J. Schaaff, Jr.

VICE PRESIDENT

Joseph P. Stadler

VICE PRESIDENT

Lorraine Truten

VICE PRESIDENT

Valerie Y. Lewis

SECRETARY

Joanna M. Haigney

TREASURER

Belinda A. Brady

ASSISTANT TREASURER

Karl O. Hartmann

ASSISTANT SECRETARY

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

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THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY
THE PROSPECTUS OF THE MORGAN STANLEY UNIVERSAL FUNDS, INC. WHICH DESCRIBES IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT POLICIES, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

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